UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DREAMWORKS ANIMATION SKG, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DreamWorks Animation SKG, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Wednesday, May 12, 2010

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement, Annual Report and other proxy materials are available at:

http://www.proxyvoting.com/dwa

Dear DreamWorks Animation Stockholder:

The 2010 Annual Meeting of Stockholders of DreamWorks Animation SKG, Inc. (the “Company”) will be held at the Renaissance

Hollywood Hotel, 1755 North Highland Avenue, Hollywood, California 90028, on Wednesday, May 12, 2010, at 8:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) to elect 10 Directors to serve until the 2011 annual meeting of stockholders of the Company;

(2) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010;

(3) to approve the adoption of the 2010 Employee Stock Purchase Plan; and

(4) to transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Management recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on March 23, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

Please make your request for a copy as instructed below on or before April 30, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By electing to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164

(outside of the U.S. and Canada call 201-680-6688).

Email: shrrelations@bnymellon.com

(you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/dwa

CONTROL NUMBER

71406

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN

YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO

VOTE YOUR PROXY ELECTRONICALLY.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Please check the meeting materials for directions to attend the annual meeting where you may vote in person.

Meeting Location:

Renaissance Hollywood Hotel

1755 North Highland Avenue

Hollywood, California 90028

The following materials are available for you to review online:

the Company’s 2010 Proxy Statement (including all attachments thereto);

the Company’s Annual Report for the year ended December 31, 2009; and

any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201 -680-6688)

Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/dwa

The Proxy Materials for DreamWorks Animation SKG, Inc. are available to review at:

http://www.proxyvoting.com/dwa

Please have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

71406

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Please have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.